UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AMERICAN WATER WORKS COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Joanne R. Soslow, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5000	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

American Water Works Company, Inc., a Delaware corporation (“American Water”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). American Water filed a definitive proxy statement and a definitive form of proxy card with the SEC on March 27, 2015 in connection with its solicitation of proxies to be used at the 2015 Annual Meeting (the “2015 Annual Meeting Proxy Statement”) that was convened on Friday, May 15, 2015, and adjourned to Monday, June 1, 2015. The reconvened 2015 Annual Meeting will be held at 8:45 a.m., EDT, on Monday, June 1, 2015, at American Water’s offices in Voorhees, NJ.

Voting Reminder Issued May 20, 2015

Attached hereto is a notice that American Water issued on Wednesday, May 20, 2015, reminding stockholders of American Water to vote their shares in connection with the 2015 Annual Meeting. The reminder indicates that the 2015 Annual Meeting was convened on Friday, May 15, 2015, and adjourned to Monday, June 1, 2015, to allow stockholders additional time to vote. The notice reminds stockholders of American Water that they still have time to vote or change their vote with respect to the proposals to be considered at the 2015 Annual Meeting which are described in the 2015 Annual Meeting Proxy Statement.

Additional Information and Where To Find It

Stockholders can obtain copies of American Water’s 2015 Annual Meeting Proxy Statement, any amendments or supplements to the 2015 Annual Meeting Proxy Statement and other documents filed by American Water with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.amwater.com, by writing to American Water’s Corporate Secretary at American Water Works Company, Inc., 1025 Laurel Oak Road, Voorhees, New Jersey, 08043, or by emailing Investor Relations at aw.investorrelations@amwater.com.

[VOTING REMINDER ISSUED MAY 20, 2015]

AN IMPORTANT REMINDER TO VOTE YOUR PROXY

May 20, 2015

Dear Stockholder:

This past Friday, May 15, 2015, we convened the 2015 Annual Meeting of Stockholders of American Water Works Company, Inc. and adjourned the meeting to allow the Company’s stockholders additional time to vote on the proposals set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2015.

The proposals listed on our proxy card are very important and your Board of Directors unanimously recommends that you vote FOR all of the director nominees and FOR Proposals 2, 3, 4, 5; and 6.

Please take a moment right now to ensure that your shares are represented at this important meeting and help the company save the time and expense of additional proxy solicitation efforts. In order to ensure that you have an opportunity to vote, we are enclosing an additional proxy card that will allow you to exercise your rights as a stockholder.

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW FEW OR HOW MANY SHARES YOU OWN. PLEASE VOTE TODAY BY TELEPHONE, INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE COUNTED.

Remember – every share and every vote counts!

The 2015 Annual Meeting will be reconvened at 8:45 a.m., EDT, on Monday, June 1, 2015, at American Water’s executive offices located at 1025 Laurel Oak Road, Voorhees, New Jersey 08043. Investors will also be able to hear a live audio-only webcast of the reconvened meeting by visiting our Investor Relations website at www.amwater.com.

If you have any questions, please call our proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

We appreciate your support and thank you in advance for voting promptly.

AMERICAN WATER WORKS COMPANY, INC. 1025 LAUREL OAK ROAD VOORHEES, NJ 08043

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AWK2015

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94063-P61366	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  AMERICAN WATER WORKS COMPANY, INC.

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors
			For	Against	Abstain
Nominees:

	1a.	Julie A. Dobson	☐	☐	☐

	1b.	Paul J. Evanson	☐	☐	☐

	1c.	Martha Clark Goss	☐	☐	☐

	1d.	Richard R. Grigg	☐	☐	☐

	1e.	Julia L. Johnson	☐	☐	☐

	1f.	Karl F. Kurz	☐	☐	☐

	1g.	George MacKenzie	☐	☐	☐

	1h.	William J. Marrazzo	☐	☐	☐

	1i.	Susan N. Story	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

		For	Against	Abstain

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ending December 31, 2015.	☐	☐	☐

3.	An advisory vote to approve the compensation of our named executive officers.	☐	☐	☐

4.	Re-approval of the material terms of the performance goals set forth in the American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan to allow certain equity grants under the plan to continue to be deductible under Section 162(m) of the Internal Revenue Code.	☐	☐	☐

5.	Approval of the material terms of the performance goals set forth in the American Water Works Company, Inc. Annual Incentive Plan to allow certain incentive awards under the plan to be deductible under Section 162(m) of the Internal Revenue Code.	☐	☐	☐

6.	Adoption of an amendment to the bylaws of American Water Works Company, Inc. to provide that the courts located in the State of Delaware will serve as the exclusive forum for adjudication of certain legal actions.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 2014 Annual Report on Form 10-K are available at www.proxyvote.com.

M94064-P61366

AMERICAN WATER WORKS COMPANY, INC. Annual Meeting of Stockholders June 1, 2015 8:45 AM, EDT This proxy is solicited by the Board of Directors

The undersigned stockholder of AMERICAN WATER WORKS COMPANY, INC., a Delaware corporation, hereby appoints George MacKenzie and Susan N. Story, and each of them individually, attorneys and proxies for the undersigned, each with the full power to appoint his or her substitute, to act with respect to and to vote, all of the shares of Common Stock which the undersigned is entitled to vote, with the powers the undersigned would possess if personally present at the 2015 Annual Meeting of Stockholders to be held at 8:45 a.m., Eastern Daylight Time, on June 1, 2015, at American Water’s executive offices located at 1025 Laurel Oak Road, Voorhees, N.J. 08043, and any adjournment or postponement thereof, as directed on the reverse side with respect to the matters set forth on the reverse side, and with discretionary authority on all other matters that come before the meeting, all as more fully described in the Proxy Statement received by the undersigned stockholder. If no direction is made, the proxy will be voted: (a) “FOR” the election of the director nominees named on the reverse side, (b) in accordance with the recommendations of the Board of Directors on the other matters referred to on the reverse side and (c) in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

The undersigned stockholder hereby revokes any other proxy heretofore executed by the undersigned for the 2015 Annual Meeting of Stockholders and acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated March 27, 2015.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Unless voting electronically or by phone, please mark, sign and date this on the reverse side